                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 13, 1999
                                                        ----------------


                                 ROWECOM INC.
                                 ------------
              (Exact Name of Registrant as Specified in Charter)



          DELAWARE                  0-21379                  04-3370008
  ------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)


                    725 Concord Street, Cambridge, MA 02138
                 ---------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (617) 497-5800
                                                         --------------
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                                      -2-

     Item 5.  Other Events.
              ------------

          On October 13, 1999, RoweCom Inc. ("RoweCom") entered into a Securities Purchase Agreement, pursuant to which RoweCom issued and sold to two investors $20 million in aggregate original principal amount of convertible promissory notes, and warrants to purchase up to 224,000 shares of RoweCom's Common Stock. The notes are convertible into shares of RoweCom's Common Stock on the terms and conditions set forth in the Securities Purchase Agreement and the notes.

          RoweCom also has an option, subject to certain conditions, to require the investors to invest up to an additional $15 million in additional convertible notes and warrants.

          RoweCom also granted the investors certain rights to require the registration under applicable securities laws of the shares of RoweCom Common Stock issuable upon conversion of the notes and exercise of the warrants.

          Further and more detailed information with respect to this transaction are set forth in the Securities Purchase Agreement, Registration Rights Agreement, and forms of note and warrant, respectively, and the registrant's press release, filed as exhibits hereto, and is incorporated herein by reference.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.

     (c)  Exhibits.
          --------

     Exhibit 99.1 Securities Purchase Agreement, dated as of October 13, 1999, by and among RoweCom and the "Buyers" indicated therein (note: exhibits and schedules omitted)

     Exhibit 99.2 Form of Note issued pursuant to the Securities Purchase Agreement

     Exhibit 99.3 Form of Warrant issued pursuant to the Securities Purchase Agreement

     Exhibit 99.4 Registration Rights Agreement, dated as of October 13, 1999, by and among RoweCom and the "Buyers" indicated therein

     Exhibit 99.5 Press release of RoweCom dated October 14, 1999, announcing the transactions described in this report
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                                      -3-

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROWECOM INC.



                                        By:  /s/ Louis Hernandez, Jr.
                                            ------------------------------
                                             Louis Hernandez, Jr.,
                                             Executive Vice President and
                                             Chief Financial Officer

Dated: October 14, 1999
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                                 EXHIBIT INDEX

     Exhibit 99.1 Securities Purchase Agreement, dated as of October 13, 1999, by and among RoweCom and the "Buyers" indicated therein (note: exhibits and schedules omitted)

     Exhibit 99.2 Form of Note issued pursuant to the Securities Purchase Agreement

     Exhibit 99.3 Form of Warrant issued pursuant to the Securities Purchase Agreement

     Exhibit 99.4 Registration Rights Agreement, dated as of October 13, 1999, by and among RoweCom and the "Buyers" indicated therein

     Exhibit 99.5 Press release of RoweCom dated October 13, 1999, announcing the transactions described in this report